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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 2000


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


              001-13949                                  65-0424192
        (Commission File No.)               (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298


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ITEM 5.  OTHER EVENTS.

         On January 26, 2000, the Board of Directors of Local Financial Corporation adopted resolutions regarding the 2000 annual meeting of stockholders. The meeting date shall be April 27, 2000, and the record date shall be March 15, 2000. At the meeting, stockholders will be asked to elect two directors and to approve the selection of independent auditors.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LOCAL FINANCIAL CORPORATION


Date:    February 28, 2000              By: /s/ Edward A. Townsend
                                            ------------------------------------
                                            Edward A. Townsend, Chairman
                                            and Chief Executive Officer